THE ADVISORS' INNER CIRCLE FUND


                                 [LOGO OMITTED]


                                 FIXED INCOME FUND
                                EQUITY VALUE FUND

                           ANNUAL REPORT TO SHAREHOLDERS
                             AS OF OCTOBER 31, 1999


                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                 BY A CURRENT PROSPECTUS FOR THE FUND DESCRIBED.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Fixed Income Fund seeks total return through current income and capital appreciation consistent with the preservation of capital. The Fund's goal is to outperform the Lehman Brothers Government/ Corporate Bond Index while taking less risk. HGK controls risk by maintaining a relatively duration-neutral posture versus the Index, while adding value through over-weighting particular sectors or areas of the yield curve. The Fund invests primarily in U.S. Government securities, investment-grade corporate bonds, and asset-backed securities.

PERFORMANCE SUMMARY

The HGK Fixed Income Fund produced a positive total return for the 12 months ending October 31, 1999 of 0.48% versus a negative total return of -0.66% for the Lehman Brothers Government/Corporate Bond Index.

PERFORMANCE RATIONALE

The fixed income markets are in the midst of their second worst year of performance on record. The calendar year performance (-1.49%) of the Lehman Government/Corporate Index is second only to the -3.51% recorded in 1994. The combination of higher treasury yields, brought about by three 25 basis point increases in interest rates by the Federal Reserve, a rebound from the "flight to quality" in the third quarter of 1998, and widening spreads versus treasuries on all high grade fixed income products, has made for a very challenging year managing fixed income portfolios. In addition, the continuing fear of Y2K calamities exaggerated the widening of corporate spreads during the first ten months of 1999 as investors were aggressively adding liquidity to their portfolios.

Additionally, even considering the approximately 100+ basis point rise over the past 10 months, interest rates are still at historically low levels (the average A rated security with a 10 year maturity would yield 7.25%). This historically low level has been perceived as an attractive funding opportunity by issuers of corporate and agency debt. The level of rates, combined with Y2K concerns and the prospect of the Fed continuing to raise interest rates, had many issuers of debt accelerating their funding schedules hoping to avoid a potential retreat to the sidelines by investors who may not want to actively participate in spread product as we approach year-end. This produced an avalanche of corporate and government agency supply in the first ten months of 1999 that overwhelmed fixed income investors and put significant widening pressure on spreads versus treasury bonds. Corporate spreads did stage a modest recovery in September and October as investors were forced to put cash to work when the corporate calendar did not meet expectations.

STRATEGY FOR THE COMING PERIOD

Our outlook for 2000 is for continued uncertainty regarding the direction of interest rates with a slight bias toward higher rates. The Federal Reserves' inability to believe the combination of an expanding economy with little or no inflation is feasible will prevent interest rates from staging any significant recovery in 2000. We believe fixed income returns will be generated from a recovery in spread product with an increasing importance being placed upon individual security selection.

As such, we continue to overweight spread product, specifically corporate and agency securities, and have biased portfolio holdings towards large liquid benchmark issues. We believe the portfolio is positioned to take full advantage of the anticipated recovery in spreads while mitigating exposure to further rate increases.

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

INVESTMENT OBJECTIVES

The HGK Equity Value Fund seeks to achieve long-term capital appreciation by investing primarily in large capitalization U.S. stocks that exhibit value characteristics. The Fund's goal is to outperform the overall market over an entire market cycle and outperform the Wilshire Large Value Index over shorter periods. A secondary objective is lower-than-market volatility, which may be achieved through broad sector diversification.

PERFORMANCE SUMMARY

From the Fund's inception on June 9, 1999, through October 31, the Fund returned -6.46%. For comparison purposes, the Fund's four-month return (July 1 - October
31) was -6.66%, as compared to the Wilshire Large Value Index return of -10.94%.

REVIEW

After big gains in April and May, value-oriented stocks retreated significantly in the face of two interest rate hikes by the Federal Reserve. Based on this reaction, the market seems to be anticipating a recession that would negatively impact the earnings of cyclical companies in sectors such as Capital Goods, Basic Materials, Transportation, and Energy. Our assessment is the opposite: the U.S. economy's continued strength plus the ongoing recovery in Asia and Europe will continue to propel cyclical stocks' earnings higher. We view the Fed's action as merely taking back the liquidity-driven rate cuts of last autumn. However, the negative effects of higher rates are being felt in the Financial sector, in which the Fund is under-weighted relative to its value benchmark.

OUTLOOK

Given the market's rebound at the start of the fourth quarter, investors appear to have concluded that Y2K will be a non-event. While HGK is not so sanguine, especially given the interconnectedness of the global economy, we are staying fully invested while keeping a close eye on the situation. Productivity gains continue to allow the domestic economy to grow steadily with both low inflation and low unemployment. While this scenario is unlikely to continue indefinitely, it isn't clear yet what will trigger the end. We feel confident that the continued strength in the global economy will cushion any slowdown here at home. We have positioned the portfolio to benefit from this by over-weighting cyclical sectors such as Capital Goods, Basic Materials, Energy, and Transportation. Even if there is a recession, we feel that the downside is limited given the large valuation gap that exists between growth and value stocks.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 NVESTMENT IN THE HGK FIXED INCOME FUND, VERSUS THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX

                              [line graph omitted]
                           Plot points are as follows:

 HGK Fixed Income Fund Lehman Government/Corporate Index

  11/30/94 10000 10000
  10/31/95 11500 11637
  10/31/96 11991 12264
  10/31/97 13006 13344
  10/31/98 13787 14715
  10/31/99 13853 14618

(1)These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HGK EQUITY VALUE FUND, VERSUS THE WILSHIRE TARGET LARGE VALUE INDEX

[Line Graph omitted]
Plot Points are as follows:

           HGK Fixed Income Fund           Wilshire
6/30/99           10000                     10000
10/31/95           9334                      8904

(1)These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS                      THE ADVISORS' INNER CIRCLE FUND
October 31, 1999
                                      Face        Market
                                     Amount       Value
HGK FIXED INCOME FUND                 (000)       (000)
---------------------------------------------------------
% of Total Fund Investments

[Pie Graph Omitted]
Percentage points are as follows:
U.S.Treasury Oblligations 36%
Asset-Backed Securities 4%
U.S. Gov't Agency Obligations 9%
U.S. Gov't Mortgage-Backed Securities 15%
Corporate Obligations 36%
Repurchase Agreement 0%


CORPORATE OBLIGATIONS (36.2%)
AIR TRANSPORTATION (3.1%)
   US Airways
        8.360%, 07/20/20             $  500    $   496
                                               --------
BROADCASTING, NEWSPAPERS & ADVERTISING (5.6%)
   British Sky Broadcasting
        6.875%, 02/23/09                600         542
   News America
        7.250%, 05/18/18                400         365
                                               --------
                                                    907
                                               --------
COMPUTERS & SERVICES (3.7%)
   Electronic Data Systems
        7.450%, 10/15/29                600         601
                                               --------
FINANCIAL SERVICES (4.4%)
   IMC Home Equity Series 1998-A5
        6.360%, 08/20/22                225         222
   Lehman Brothers Holdings
        6.625%, 02/05/06                150         144
        7.500%, 09/01/06                350         344
                                               --------
                                                    710
                                               --------
INSURANCE (5.3%)
   Conseco
        9.000%, 10/15/06                450         452
   Delphi Funding LLC
        9.310%, 03/25/27                150         141
   Trenwick Cap Trust I
        8.820%, 02/01/37                325         274
                                               --------
                                                    867
                                               --------
PETROLEUM & FUEL PRODUCTS (1.1%)
   Conoco
        6.950%, 04/15/29                200         186
                                               --------


                                      Face        Market
                                     Amount       Value
HGK FIXED INCOME FUND                 (000)       (000)
---------------------------------------------------------

PRINTING & PUBLISHING (1.4%)
   News America Holdings
        7.750%, 12/01/45             $  250    $    228
                                               --------
RETAIL (5.1%)
   DaimlerChrysler NA Holdings
        7.200%, 09/01/09                500         501
   Kroger
        7.625%, 09/15/06                325         324
                                               --------
                                                    825
                                               --------
TELEPHONES & TELECOMMUNICATION (5.2%)
   AT&T
        6.500%, 03/15/29                675         598
   China Telecom Hk
        7.875%, 11/02/04                250         249
                                               --------
                                                    847
                                               --------
WHOLESALE (1.3%)
   PanAmerican Beverages
        7.250%, 07/01/09                250         213
                                               --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $5,970)                                  5,880
                                               --------

ASSET-BACKED SECURITIES (3.7%)
   Countrywide Asset-Backed
     Certificates Ser 1999-1
        5.995%, 03/25/13                114         113
   Peco Energy Transition Trust
     Ser 1999-A Cl A-6
        6.050%, 03/01/09                525         497
                                               --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $638)                                      610
                                               --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.6%)
   Fannie Mae MTN
        6.400%, 11/04/02                350         350
   Federal Home Loan Bank
        6.375%, 08/15/06                250         247
   FHLMC
        5.250%, 02/16/01                810         801
                                               --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $1,404)                                  1,398
                                               --------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS (14.5%)
   Federal National Mortgage
     Association
        5.650%, 06/01/01              1,000         991

The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS             THE ADVISORS' INNER CIRCLE FUND
October 31, 1999

                                       Face       Market
HGK FIXED INCOME FUND                 Amount      Value
(concluded)                            (000)      (000)
-------------------------------------------------------------------------------
   FHLMC
        5.110%, 01/19/01             $  500    $    494
   FNMA Series MTN
        6.270%, 02/05/08                175         167
   GNMA
        6.500%, 03/15/29                196         188
        7.000%, 09/20/29                524         512
                                               --------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED BONDS
   (Cost $2,378)                                  2,352
                                               --------

U.S. TREASURY OBLIGATIONS (35.4%)
   U.S. Treasury Bond
        5.250%, 02/15/29                350         303
   U.S. Treasury Notes
        5.625%, 11/30/00                750         750
        6.625%, 06/30/01                650         658
        6.625%, 04/30/02                600         610
        6.875%, 05/15/06                925         960
        7.000%, 07/15/06                750         783
        5.500%, 05/15/09                325         312
        6.000%, 08/15/09                300         300
        6.125%, 08/15/29              1,075       1,071
                                               --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,774)                                  5,747
                                               --------

REPURCHASE AGREEMENT (0.2%)
   Morgan Stanley 5.00%, dated 10/29/99,
   matures 11/01/99, repurchase price
   $29,424 (collateralized by U.S.
   Treasury Note, 03/31/2001, market
   value $31,113) (A)                 $  29    $     29
                                               --------
TOTAL REPURCHASE AGREEMENT
   (Cost $29)                                        29
                                               --------
TOTAL INVESTMENTS (98.6%)
   (Cost $16,194)                              $ 16,016
                                               --------

(A) THE RATE REPORTED ON THE SCHEDULE OF INVESTMENTS IS THE EFFECTIVE YIELD AS OF OCTOBER 31, 1999.
CL -- CLASS
FHLB -- FEDERAL HOME LOAN BANK
FHLMC -- FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA -- FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA -- GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
SER -- SERIES
The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES           THE ADVISORS' INNER CIRCLE FUND

October 31, 1999
                                          --------------
                                               HGK
                                          FIXED INCOME
                                               FUND
                                               (000)
                                          --------------

ASSETS:
   Investments at value (cost $16,194)          $16,016
   Cash                                             103
   Accrued income                                   247
   Receivable for investment securities sold        881
   Other assets                                      29
                                               --------
     Total assets                                17,276
                                               --------

LIABILITIES:
   Accrued expenses payable                          29
   Payable for investment securities
     purchased                                      898
   Distribution payable                              78
   Other liabilities                                 29
                                               --------
     Total liabilities                            1,034
                                               --------
       Total net assets                         $16,242
                                               ========

NET ASSETS:
   Portfolio Shares
     (unlimited authorization -- no par
     value) based on 1,643,659
     outstanding shares of beneficial
     interest                                    16,968
   Distributions in Excess of Net
     Investment Income                               (1)
   Accumulated Net Realized Loss on
     Investments                                   (547)
   Net Unrealized Depreciation on
     Investments                                   (178)
                                               --------
TOTAL NET ASSETS (100.0%)                       $16,242
                                               ========

   Net Asset Value, Offering and Redemption
     Price Per Share                              $9.88
                                               ========

Amounts designated as "--" are either $0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS   THE ADVISORS' INNER CIRCLE FUND
October 31, 1999
                                                 Market
                                                  Value
HGK EQUITY VALUE FUND                 Shares      (000)
-------------------------------------------------------------------------------

% of Total Fund Investments

[pie graph omitted]
percentages as follows:

Common Stock 98%
Repurchase Agreement 1%
Other 1%



COMMON STOCK (98.1%)
AEROSPACE & DEFENSE (1.5%)
   Allied-Signal                      1,700    $     97
                                               --------
AIR TRANSPORTATION (2.2%)
   AMR*                               2,200         140
                                               --------
AUTOMOTIVE (4.1%)
   Dana                               3,564         105
   Delphi                               209           3
   General Motors                     2,200         155
                                               --------
                                                    263
                                               --------
BANKS (13.0%)
   Bank of America                    3,000         193
   Chase Manhattan                    2,400         210
   Golden West Financial              1,800         201
   Mellon Financial                     600          22
   National City                        800          24
   PNC                                3,100         185
                                               --------
                                                    835
                                               --------
BUILDING CONSTRUCTION (1.9%)
   Martin Marietta Materials          3,200         125
                                               --------
CHEMICALS (3.9%)
   Dow Chemicals                      1,300         154
   E.I. du Pont de Nemours            1,500          97
                                               --------
                                                    251
                                               --------
COMPUTERS & SERVICES (4.9%)
   Automatic Data Processing            400          19
   Compaq Computer                    4,500          85
   Computer Associates International  3,000         170
   Hewlett Packard                      600          44
                                               --------
                                                    318
                                               --------
CONTAINERS & PACKAGING (2.8%)
   Newell Rubbermaid                  5,200         180
                                               --------

                                                 Market
                                                  Value
                                      Shares      (000)
-----------------------------------------------------------
DRUGS (5.3%)
   Abbott Laboratories                4,500    $    182
   Merck & Company                    2,000         159
                                               --------
                                                    341
                                               --------
ELECTRICAL SERVICES (4.3%)
   Emerson Electric                   2,000         120
   Texas Utilities                    4,000         155
                                               --------
                                                    275
                                               --------
ENTERTAINMENT (1.6%)
   Walt Disney                        4,000         106
                                               --------
FOOD, BEVERAGE & TOBACCO (3.0%)
   H.J. Heinz                         4,000         191
                                               --------
GAS/NATURAL GAS (8.6%)
   Baker Hughes                       3,200          89
   Keyspan                            5,500         155
   USX-Marathon Group                 4,800         140
   Williams Companies                 4,500         169
                                               --------
                                                    553
                                               --------
INSURANCE (3.2%)
   Torchmark                          6,500         203
                                               --------
LEISURE PRODUCTS (1.8%)
   Hasbro                             5,500         113
                                               --------
MACHINERY (6.9%)
   Deere                              3,000         109
   Dover Corp                         1,700          72
   Gerber Scientific                    800          15
   Ingersoll-Rand                     2,500         131
   Parker-Hannifin                    2,500         115
                                               --------
                                                    442
                                               --------
MEDICAL PRODUCTS & SERVICES (3.0%)
   Tenet Healthcare*                 10,000         194
                                               --------
PAPER & PAPER PRODUCTS (2.4%)
   International Paper                  594          31
   Mead                               3,500         126
                                               --------
                                                    157
                                               --------
PETROLEUM REFINING (4.9%)
   Chevron                            1,700         155
   Sunoco                               100           2
   Texaco                             2,600         160
                                               --------
                                                    317
                                               --------
PROFESSIONAL SERVICES (1.0%)
   Ogden                              7,000          63
                                               --------

The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS              THE ADVISORS' INNER CIRCLE FUND
October 31, 1999

                                     Shares/      Market
                                   Face Amount    Value
HGK EQUITY VALUE FUND                  (000)       (000)
----------------------------------------------------------

RAILROADS (1.6%)
   Burlington Northern Santa Fe       1,500    $     48
   Norfolk Southern                   2,200          54
                                               --------
                                                    102
                                               --------
RETAIL (3.6%)
   Harcourt General                   2,000          77
   McDonald's                         3,400         140
   Neiman-Marcus Group Cl B*            602          13
                                               --------
                                                    230
                                               --------
SEMI-CONDUCTORS/INSTRUMENTS (1.9%)
   Intel                              1,600         124
                                               --------
STEEL & STEEL WORKS (2.1%)
   Alcoa                              2,200         134
                                               --------
TELEPHONES & TELECOMMUNICATION (1.6%)
   AT&T                                 300          14
   GTE                                1,200          90
                                               --------
                                                    104
                                               --------
WHOLESALE (7.0%)
   Avnet                              3,800         206
   Bergen Brunswig, Cl A             10,000          71
   Supervalu                          8,100         170
                                               --------
                                                    447
                                               --------
TOTAL COMMON STOCK
   (Cost $6,452)                                  6,305
                                               --------

REPURCHASE AGREEMENT (1.3%)
   Morgan Stanley, 5.00%, dated
     10/29/99, matures 11/01/99,
     repurchase price $83,484
     (collateralized by U.S.
     Treasury Note, 03/31/2001,
     market value $88,276) (A)     $     83          83
                                               --------
TOTAL REPURCHASE AGREEMENT
   (Cost $83)                                        83
                                               --------
TOTAL INVESTMENTS (99.4%)
   (Cost $6,535)                                  6,388
                                               --------
OTHER ASSETS AND LIABILITIES, NET (0.6%)             32
                                               --------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 688,558 outstanding
     shares of beneficial interest             $  6,459
   Distributions in Excess of Net
     Investment Income                               (5)
   Accumulated Net Realized Gain
     on Investments                                 113
   Net Unrealized Depreciation on
     Investments                                   (147)
                                               --------
TOTAL NET ASSETS (100.0%)                      $  6,420
                                               ========
   Net Asset Value, Offering and
     Redemption Price Per Share                   $9.32
                                               ========

*NON-INCOME PRODUCING SECURITY
CL -- CLASS
(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS
    IS THE EFFECTIVE YIELD AS OF OCTOBER 31, 1999.
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS           THE ADVISORS' INNER CIRCLE FUND



                                                   HGK               HGK
                                              FIXED INCOME      EQUITY VALUE
                                                  FUND              FUND
                                               -----------       ----------
                                                11/01/98         06/09/99(1)
                                               TO 10/31/99       TO 10/31/99
                                                  (000)             (000)
-------------------------------------------------------------------------------
Investment Income:
   Dividend Income........................        $   --             $ 32
   Interest Income ......................          1,054                6
-------------------------------------------------------------------------------
     Total Investment Income.............          1,054               38
-------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .............             83               17
   Investment Advisory Fee Waiver .......            (83)             (17)
   Reimbursements by Advisor.............            (35)             (59)
   Administrative Fees ..................             75               30
   Professional Fees ....................             46               14
   Transfer Agent Fees ..................             39               12
   Printing Fees ........................             21                6
   Trustee Fees .........................              6                2
   Registration Fees ....................              6               13
   Insurance and Other Fees .............              2                1
   Organizational Fees ...................             4               --
   Custodian Fees .......................              3                4
   Distribution Fees......................            --                5
-------------------------------------------------------------------------------
   Total Expenses, Net ..................            167               28
-------------------------------------------------------------------------------
       Net Investment Income ............            887               10
-------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
     Securities Sold ......................         (545)             113
   Net Change in Unrealized Depreciation
     of Investment Securities .............         (290)            (147)
-------------------------------------------------------------------------------
     Net Realized and Unrealized Loss on
      Investments ..........................        (835)             (34)
-------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
      Resulting From Operations ............      $   52             $(24)
================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) The HGK Equity Value Fund commenced operations on June 9, 1999.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS         THE ADVISORS' INNER CIRCLE FUND



                                                                             HGK                         HGK
                                                                        FIXED INCOME                EQUITY VALUE
                                                                            FUND                        FUND
                                                                  -------------------------         -------------
                                                                   11/01/98       11/01/97           06/09/99(1)
                                                                  TO 10/31/99    TO 10/31/98         TO 10/31/99
                                                                     (000)          (000)               (000)
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ..................................          $  887        $  791                $  10
   Net Realized Gain (Loss) from
     Securities Sold  .......... ..........................            (545)          207                  113
   Net Change in Unrealized Depreciation
     of Investment Securities ............................             (290)         (190)                (147)
---------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations............................................              52           808                  (24)
---------------------------------------------------------------------------------------------------------------------------------
   Distributions to Shareholders:
   Net Investment Income ..................................            (888)         (791)                 (15)
   Realized Capital Gains .................................            (208)          (53)                  --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions.....................................          (1,096)         (844)                 (15)
   Capital Share Transactions:
   Proceeds from Shares Issued ............................           4,936         2,598                6,633
   Reinvestment of Cash Distributions .....................           1,153           770                   15
   Cost of Shares Redeemed ................................          (3,748)       (1,758)                (189)
---------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share
     Transactions .........................................           2,341         1,610                6,459
 ---------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets ...........................           1,297         1,574                6,420
  --------------------------------------------------------------------------------------------------------------------------------
   Net Assets:
   Beginning of Period ....................................          14,945        13,371                   --
---------------------------------------------------------------------------------------------------------------------------------
   End of Period ..........................................         $16,242       $14,945               $6,420
---------------------------------------------------------------------------------------------------------------------------------
   Shares Issued and Redeemed:
   Issued .................................................             484           246                  707
   Issued in Lieu of Cash Distributions ...................             113            73                    2
   Redeemed ...............................................            (375)         (167)                 (20)
----------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Share Transactions......................             222           152                  689
==================================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

(1) The HGK Equity Value Fund commenced operations on June 9, 1999.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                           THE ADVISORS' INNER CIRCLE FUND
For a Share Outstanding Throughout Each Period
For the Periods Ended October 31,

                                                                                                             Ratio
                                                                                                             of Net
                                                                                               Ratio of    Investment
                                                                                              Expenses    Income(Loss)
                            Realized  Distribu-                            Ratio    Ratio      to Average   to Average
                               and     tions           Net           Net     of     of Net     Net Assets   Net Assets
          Net              Unrealized  from   Distri- Asset        Assets Expenses Investment (Excluding  (Excluding
         Asset                Gain      Net   butions Value          End     to     Income to    Waivers     Waivers
         Value      Net      (Loss)   Invest-  from    End            of  Average    Average       and         and        Portfolio
       Beginning Investment    on      ment   Capital  of    Total  Period  Net       Net      Reimburse-   Reimburse-    Turnover
       of Period  Income   Securities Income   Gains Period  Return  (000) Assets    Assets      ments)       ments)        Rate
     ----------- --------  ---------- ------  ------ ------  ------ ------ ------  ---------  ------------  ----------    ---------
-------------------
HGK FIXED INCOME
-------------------
1999    $10.51     0.54      (0.49)   (0.54) (0.14)  $ 9.88  0.48   $16,242  1.00%   5.33%      1.71%       4.62%         322.36%
1998    $10.53     0.60       0.02    (0.60) (0.04)  $10.51  6.00   $14,945  1.00%   5.62%      1.70%       4.92%         173.93%
1997    $10.29     0.60       0.24    (0.60)    --   $10.53  8.47%  $13,371  1.00%   5.85%      1.64%       5.21%         256.52%
1996    $10.88     0.61      (0.17)   (0.61) (0.42)  $10.29  4.29%  $12,515  1.00%   5.92%      1.51%       5.41%         264.02%
1995(1) $10.00     0.67       0.88    (0.67)    --   $10.88 16.07%* $10,420  1.00%*  6.38%*     2.37%*      5.01%*        300.48%
-------------------
HGK EQUITY VALUE
-------------------
1999(2) $10.00     0.02      (0.68)   (0.02)    --   $ 9.32 (6.46)% $ 6,420  1.50%   0.52%      5.76%      (3.74)%          5.01%


Amounts designated as "--" are either $0 or have been rounded to $0.
** Annualized
(1) The HGK Fixed Income Fund commenced operations on November 3, 1994.
(2) The HGK Equity Value Fund commenced operations on June 9, 1999.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS      THE ADVISORS' INNER CIRCLE FUND
October 31, 1999


1.  ORGANIZATION:
THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and a Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the HGK Fixed Income Fund and HGK Equity Value Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Funds.

   SECURITY VALUATION -- Investment securities of the Funds which are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price for such securities on each business day, or, if there is no such reported sales price on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

   FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS ANDINVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

   NET ASSET VALUE PER SHARE -- The net asset value per share of each Portfolio is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and provisions adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

   EXPENSES -- Expenses that are directly related to one of the Portfolios are charged to the Portfolio. Other operating expenses of the Trust are prorated to the Portfolios on the basis of relative daily net assets.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily for the HGK Fixed Income Fund and monthly for the HGK Equity Value Fund and paid to Shareholders monthly for each of the Funds. Any net realized capital gains are distributed to Shareholders at least annually.

NOTES TO FINANCIAL STATEMENTS (continued)   THE ADVISORS' INNER CIRCLE FUND

October 31, 1999

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:
Organizational costs have been capitalized by the Trust and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Funds have entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Funds. For its services, SEI Investments received $258 for the period ended October 31, 1999.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an Administration Agreement dated November 14, 1991, as amended and restated on August 15, 1999, under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .18%of the first $250 million,
 .14% of the next $250 million, and .10% of any amountabove $500 million of the Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991 as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Funds and HGK Asset Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 15, 1994 under which the Adviser receives an annual fee equal to .50% and .90% of the average daily net assets of the HGK Fixed Income and HGK Equity Value Funds, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the HGK Fixed Income Fund to an annual rate of not more than 1.00% of the average daily net assets and has contractually agreed to waive fees and reimburse expenses in order to keep total operating expense from exceeding 1.50% for a period of one year for the HGK Equity Value Fund. Fee waivers and expense reimbursements are voluntary for the HGK Fixed Income Fund and may be terminated at any time.

First Union National Bank acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Fund.

NOTES TO FINANCIAL STATEMENTS (concluded)   THE ADVISORS' INNER CIRCLE FUND

October 31, 1999

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 1999 are as follows:

                                             HGK EQUITY
                       HGK FIXED INCOME     VALUE FUND
                          FUND (000)           (000)
                       ----------------     ----------
Purchases
     Government .......      $18,584        $   451
     Other ............       25,933          6,133
Sales
     Government .......      $14,828        $    --
     Other ............       27,471            246

At October 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1999, are as follows:

                             HGK FIXED       HGK EQUITY
                            INCOME FUND     VALUE FUND
                               (000)           (000)
                            ----------      ----------
Aggregate gross
     unrealized
     appreciation .......     $   20          $ 442
Aggregate gross
     unrealized
     depreciation .......       (198)          (589)
                              ------         ------
Net unrealized
     depreciation .......      $(178)         $(147)
                              ======         ======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees of HGK Fixed Income and HGK Equity
Value Funds of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of the HGK Equity Value Fund and the statement of assets and liabilities, including the schedule of investments, of the HGK Fixed Income Fund (the "Funds"), two of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the HGK Fixed Income Fund and the HGK Equity Value Fund of The Advisors' Inner Circle Fund as of October 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 17, 1999

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)

or the shareholders that do not have an October 31, 1999 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1999 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1999, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                              LONG TERM         ORDINARY
                            CAPITAL GAIN         INCOME            TOTAL
                            DISTRIBUTIONS     DISTRIBUTIONS    DISTRIBUTIONS      QUALIFYING
           PORTFOLIO         (TAX BASIS)       (TAX BASIS)      (TAX BASIS)        DIVIDENDS (1)
         ----------       ----------------  ----------------  ----------------  ----------------
HGK Fixed Income Fund ....       11%              89%               100%              0%




                              LONG TERM         ORDINARY
                            CAPITAL GAIN         INCOME            TOTAL
                            DISTRIBUTIONS     DISTRIBUTIONS    DISTRIBUTIONS      QUALIFYING
           PORTFOLIO         (TAX BASIS)       (TAX BASIS)      (TAX BASIS)      DIVIDENDS (1)
          ----------     ----------------    ---------------  ----------------  ----------------
HGK Equity Value Fund ...         0%             100%               100%              0%



---------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS".

HGK-F-004-06